PLACEMENT AGENT AGREEMENT

between

Endurance Exploration Group, Inc

(the “Company”)

and

GVC Capital LLC

(the “Placement Agent”)

Endurance Exploration Group, Inc

PLACEMENT AGENT AGREEMENT

_________, 2016

GVC Capital LLC

Ladies and Gentlemen:

The undersigned, Endurance Exploration Group, Inc., a Nevada corporation (collectively with its subsidiaries, including, without limitation, all entities disclosed or described in the Registration Statement (as hereinafter defined) as being subsidiaries of the Company, the “Company”), hereby confirms its agreement with GVC Capital LLC, (hereinafter referred to as “you” (including its correlatives) or the “Placement Agent”), with respect to the sale by the Company, through the Placement Agent, on a best efforts basis, of not less than 5,000,000 (the “Minimum Amount”) Units, consisting of one of the Company’s common stock and one warrant (the “Units”), and no more than 15,000,000 Units (the “Minimum Amount”).

The Company understands that the Placement Agent proposes to make, on a best efforts basis, a public offering of the Units as soon as the Placement Agent deems advisable after this Placement Agent Agreement (the “Agreement”) has been executed and delivered.

The Company and the Placement Agent agree as follows:

1.

Purchase and Sale of Units.

1.1

Units.

1.1.1.

Upon the basis of the representations and warranties and other terms and conditions herein set forth, at the purchase price per share of $0.25, the Company agrees to issue and sell to the public through the Placement Agent, acting as agent, and the Placement Agent agrees to offer and sell the Units for the Company on a best efforts basis pursuant to this Agreement. The Placement Agent shall offer and sell the Units on behalf of the Company, on a best efforts basis, to both retail and institutional investors upon the terms and conditions set forth herein. The Company recognizes that “best efforts” does not assure that the offering will be consummated. It is understood and agreed that the Placement Agent shall not and is under no obligation to purchase any Units for its own account and that this Agreement does not create any partnership, joint venture or other similar relationship between or among the Placement Agent and the Company.

1.1.2.

Subject to the provisions of this Agreement, as compensation for the services rendered, the Company shall cause to be paid to the Placement Agent by wire transfer of immediately available funds to one or more accounts designated by the Placement Agent, an aggregate amount equal to 10% of the gross proceeds of the offering.

1.1.3.

The Placement Agent may retain other brokers or dealers (each a “Selected Dealer”) who are members in good standing of the Financial Industry Regulatory Authority (“FINRA”) and duly registered as broker-dealers under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and under the laws of any states in which the offering contemplated hereby is

1

conducted (except where such registration is not required by law) to assist it and to act as subagents on its behalf in connection with the offering, and may enter into agreements with such Selected Dealers for the offer and sale of the Units adopting such provisions of this Agreement for the benefit of the Selected Dealers as the Placement Agent deems appropriate; provided, however, that the Company will only be obligated to pay the Placement Agent, in accordance with the terms of this Agreement, for services rendered hereunder and shall be under no obligation to make any payment of any kind to any such Selected Dealer.

1.2

Units Payment and Delivery.  The Units to be purchased hereunder, in definitive form, and in such authorized denominations and registered in such names as the Placement Agent may request upon at least 48 hours’ prior notice to the Company, shall be delivered by or on behalf of the Company to the Placement Agent, including, at the option of the Placement Agent, through the facilities of The Depository Trust Company (“DTC”), against payment by or on behalf of the purchasers of the purchase price therefor by wire transfer of Federal (same-day) funds to the account specified in writing to the Placement Agent by the Company upon at least 48 hours’ prior notice. Upon request of the Placement Agent, the Company will cause the certificates representing the Units to be made available for checking and packaging within 24 hours with respect thereto at such other place (or remotely by facsimile or other electronic transmission) as shall be agreed upon by the Placement Agent and the Company. The time and date of such delivery and payment shall be 10:00 a.m., New York City time, on the third business day after the date hereof (unless another time and date shall be agreed to by the Placement Agent and the Company). The time at which each payment and delivery are actually made is hereinafter sometimes called the “Closing Time.”

1.3

Warrants.  At the Closing Time the Company shall issue to GVC Capital LLC, warrants to purchase a number of Common Stock equal to ten percent (10%) of the number of Public Securities attributable to being sold in the Offering (“Warrants”). The Warrants shall be exercisable at the public offering price in the Offering. The Warrants shall be subject to a lock-up restriction pursuant to the rules of FINRA and in particular FINRA Rule 5110(g)(1), for a period of 180 days immediately following the date of each Closing Time, and expire three (3) years from the date of issuance.  The Warrants shall include a “net issuance” or “cashless” exercise feature, and shall contain provisions for unlimited “piggyback” registration rights at the Company’s expense until expiration.

2.

Representations and Warranties of the Company.  The Company represents and warrants to the Placement Agent as of the Applicable Time (as defined below), as of each Closing Time or as of such other time as specified below, as follows:

2.1

Filing of Registration Statement.

2.1.1.

Pursuant to the Act.  The Company has filed with the Securities and Exchange Commission (the “Commission”) a registration statement and an amendment or amendments thereto, on Form S-1 (File No. 333-210808), including any related prospectus or prospectuses, for the registration of securities, including the Public Securities, under the Securities Act of 1933, as amended (the “Act”), which registration statement and amendment or amendments have been prepared by the Company in all material respects in conformity with the requirements of the Act and the rules and regulations of the Commission under the Act (the “Regulations”). Except as the context may otherwise require, such registration statement, as amended, on file with the Commission at the time the registration statement becomes or became effective (including any preliminary prospectus included in the registration statement or filed with the Commission pursuant to Rule 424(b) under the Act (each, a “Preliminary Prospectus”), financial statements, schedules, exhibits and all other documents filed as a part thereof or incorporated therein and all information deemed to be a part thereof as of the Effective Date pursuant to paragraph (b) of Rule 430A of the Regulations), is referred to herein as the “Registration Statement.” If the Company

2

has filed an abbreviated registration statement pursuant to Rule 462(b) under the Act (the “Rule 462 Registration Statement”), then any reference herein to the term “Registration Statement” shall be deemed to include such Rule 462 Registration Statement. The Preliminary Prospectus, subject to completion, dated [________, 2016], that was included in the Registration Statement immediately prior to the Applicable Time, as supplemented by the pricing information communicated to potential investors, is hereinafter called the “Pricing Prospectus.” The final prospectus in the form first furnished to the Placement Agent for use in the Offering, is hereinafter called the “Prospectus.” Any “issuer free writing prospectus” as defined in Rule 433 under the Act relating to the Public Securities is hereinafter called an “Issuer Free Writing Prospectus.” The Registration Statement has been declared effective by the Commission on the date hereof (the “Effective Date”). “Applicable Time” means 5:00 P.M., Eastern Time, on the Effective Date or such other time as agreed to by the Company and the Placement Agent.

2.1.2.

Registration under the Exchange Act and Quotation on the OTC Markets marketplace.  The Units are registered pursuant to Section 12(b) of the Exchange Act and the Common Stock is quoted on the OTCQB electronic quotation system (“OTCQB”), and the Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Units under the Exchange Act or delisting the Common Stock from OTCQB, nor has the Company received any notification that the Commission is contemplating terminating such registration except as described in the Registration Statement, the Pricing Prospectus and Prospectus.

2.2

Effectiveness of Registration Statement; No Stop Orders, etc.  The Registration Statement and any post-effective amendment thereto have been declared effective by the Commission and, other than the Rule 462 Registration Statement, if any, which became effective upon filing, no other document with respect to the Registration Statement following the declaration of effectiveness has been filed under the Act with the Commission. Neither the Commission nor, to the best of the Company’s knowledge, any state regulatory authority has issued any order preventing or suspending the use of the Registration Statement, any post-effective amendment thereto, or the Rule 462 Registration Statement, if any, or any Preliminary Prospectus or Issuer Free Writing Prospectus, or has instituted or, to the best of the Company’s knowledge, threatened to institute any proceedings with respect to such an order.

2.3

Disclosures in Registration Statement, Preliminary Prospectus, Pricing Prospectus and Prospectus.

2.3.1.

10b-5 Representation.  At the respective times the Registration Statement, the Prospectus and any post-effective amendments thereto become effective, and at the Closing Time:

(i)

The Registration Statement, the Prospectus and any post-effective amendments thereto did and will contain all material statements that are required to be stated therein in accordance with the Act and the Regulations, and will in all material respects conform to the requirements of the Act and the Regulations;

(ii)

Neither the Registration Statement nor the Prospectus, nor any amendment or supplement thereto, on such dates, do or will contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The representation and warranty made in this Section 2.3.1(ii) does not apply to statements made or statements omitted in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Placement Agent expressly for use in the Registration Statement or Prospectus or any amendment thereof or supplement thereto.  The parties acknowledge and agree that such information provided by or on behalf of the Placement Agent consists solely of the following disclosure contained in the “Plan of Distribution” section of the Prospectus: the table that shows the per share and total underwriting discounts and

3

commissions, and the disclosure under the heading “Sales Outside the U.S.” (the “Placement Agent’s Information”).

(iii)

The Pricing Prospectus, as supplemented by the Issuer Free Writing Prospectuses, if any, listed on Schedule I attached hereto, taken together as of the Applicable Time, did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and each Issuer Free Writing Prospectus, if any, listed on Schedule II attached hereto does not conflict with the information contained in the Registration Statement, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus, and each such Issuer Free Writing Prospectus, as supplemented by and taken together with the Pricing Prospectus as of the Applicable Time, did not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to the Placement Agent’s Information.

2.4

Material Agreements. The agreements and documents described in the Registration Statement, the Pricing Prospectus and the Prospectus conform to the descriptions thereof contained therein and there are no agreements or other documents required by the Act and the Regulations to be described in the Registration Statement, the Pricing Prospectus and the Prospectus or to be filed with the Commission as exhibits to the Registration Statement, that have not been so described or filed. All agreements between or among the Company and third parties expressly referenced in the Registration Statement, Pricing Prospectus or Prospectus or required to be referenced in the Registration Statement, Pricing Prospectus or Prospectus are legal, valid and binding obligations of the Company, enforceable in accordance with their respective terms, except to the extent enforceability may be limited by (i) laws of general application relating to bankruptcy, insolvency, moratorium and the relief of debtors and (ii) the availability of specific performance, injunctive relief and other equitable remedies. None of such agreements or instruments has been assigned by the Company, and neither the Company nor, to the best of the Company’s knowledge, any other party is in default or breach thereunder and, to the best of the Company’s knowledge, no event has occurred that, with the lapse of time or the giving of notice, or both, would constitute a default thereunder, except in each case as disclosed in the Registration Statement, the Pricing Prospectus and the Prospectus. To the best of the Company’s knowledge, performance by the Company of the material provisions of such agreements or instruments will not result in a violation of any existing applicable law, rule, regulation, judgment, order or decree of any governmental agency or court, domestic or foreign, having jurisdiction over the Company or any of its assets or businesses, including, without limitation, those relating to environmental laws and regulations.

2.5

Prior Securities Transactions.  No securities of the Company have been sold by the Company or by or on behalf of, or for the benefit of, any person or persons controlling, controlled by, or under common control with the Company, except as disclosed in the Registration Statement, the Pricing Prospectus and the Prospectus.

2.6

Regulations.  The disclosures in the Registration Statement, the Pricing Prospectus and the Prospectus concerning the effects of U.S. Federal, state, and local regulation and all non-U.S. foreign regulation, including and any all other applicable jurisdictions and territories, on the Company’s business as currently contemplated are correct in all material respects.

2.7

Changes After Dates in Registration Statement.

2.7.1.

No Material Adverse Effect.  Since the respective dates as of which information is given in the Registration Statement, the Pricing Prospectus and the Prospectus, except as otherwise

4

specifically stated therein: (i) to the knowledge of the Company, no event has occurred or is reasonably likely to occur that would have a material adverse effect on the assets, business, operations, earnings or financial condition of the Company or its subsidiaries; (ii) there have been no material transactions entered into by the Company, other than as contemplated pursuant to this Agreement; and (iii) no officer or director of the Company has resigned from any position with the Company.

2.7.2.

Recent Securities Transactions, etc.  Subsequent to the respective dates as of which information is given in the Registration Statement, the Pricing Prospectus and the Prospectus, and except as may otherwise be indicated or contemplated herein or disclosed in the Registration Statement, the Pricing Prospectus and the Prospectus, the Company has not: (i) issued any securities, other than pursuant to any stock compensation plan of the Company or, upon approval of the Company’s board of directors, to any officer, director, employee or consultant of the Company as compensation for services, or incurred any liability or obligation, direct or contingent, for borrowed money; or (ii) declared or paid any dividend or made any other distribution on or in respect of its capital stock.

2.8

Independent Accountants.  To the knowledge of the Company, Green & Company CPA, whose report is filed with the Commission as part of the Registration Statement, are independent registered public accountants as required by the Act and the Regulations. Green & Company CPA has not, during the periods covered by the financial statements included in the Registration Statement, the Pricing Prospectus and the Prospectus, provided to the Company any non-audit services, as such term is used in Section 10A(g) of the Exchange Act.

2.9

Financial Statements, etc.  The financial statements, including the notes thereto and supporting schedules included in the Registration Statement, the Pricing Prospectus and the Prospectus fairly present the financial position and the results of operations of the Company at the dates and for the periods to which they apply; and such financial statements have been prepared in conformity with United States generally accepted accounting principles (“GAAP”), consistently applied throughout the periods involved; and the supporting schedules included in the Registration Statement present fairly the information required to be stated therein. The Registration Statement, the Pricing Prospectus and the Prospectus disclose all material off-balance sheet transactions, arrangements, obligations (including contingent obligations), and other relationships of the Company with unconsolidated entities or other persons that may have a material current or future effect on the Company’s financial condition, changes in financial condition, results of operations, liquidity, capital expenditures, capital resources, or significant components of revenues or expenses.  Except as disclosed in the Registration Statement, the Pricing Prospectus and the Prospectus, (a) neither the Company nor any of its direct and indirect subsidiaries, including each entity disclosed or described in the Registration Statement as being a subsidiary of the Company (each a “Subsidiary” and together the “Subsidiaries”), has incurred any material liabilities or obligations, direct or contingent, or entered into any material transactions other than in the ordinary course of business, (b) the Company has not declared or paid any dividends or made any distribution of any kind with respect to its capital stock; (c) there has not been any change in the capital stock of the Company or any of its Subsidiaries or any grants under any stock compensation plan and, (d) there has not been any material adverse change in the Company’s long-term or short-term debt.

2.10

Authorized Capital; Options, etc. The Company had, at the date or dates indicated in the Registration Statement, the Pricing Prospectus and the Prospectus, the duly authorized, issued and outstanding capitalization as set forth therein. Based on the assumptions stated in the Registration Statement, the Pricing Prospectus and the Prospectus, the Company will have at each Closing Time the adjusted stock capitalization set forth therein, except for such changes as a result of the exercise of options, warrants, or other rights to purchase any Units as set forth therein. Except as set forth in, or contemplated by, the Registration Statement, the Pricing Prospectus, the Prospectus and this Agreement, on the Effective Date and at each Closing Time, there will be no options, warrants, or other rights to

5

purchase or otherwise acquire any authorized, but unissued Units of the Company or any security convertible into common stock of the Company, or any contracts or commitments to issue or sell Units or any such options, warrants, rights or convertible securities.

2.11

Valid Issuance of Securities, etc.

2.11.1.

Outstanding Securities. All of the issued and outstanding securities of the Company issued prior to the transactions contemplated by this Agreement have been duly authorized, validly issued, fully paid and are non-assessable.  None of the Company’s securities were issued in violation of the preemptive rights of any holders of any security of the Company or similar contractual rights granted by the Company. The authorized Units conform in all material respects to all statements relating thereto contained in the Registration Statement, the Pricing Prospectus and the Prospectus. The offers and sales of the outstanding Units were at all relevant times either registered under the Act and the applicable state securities or “blue sky” laws or, based in part on the representations and warranties of the purchasers of such Units, exempt from such registration requirements.

2.11.2.

Securities Sold Pursuant to this Agreement. The Public Securities have been duly authorized for issuance and sale and, when issued and paid for, will be validly issued, fully paid and nonassessable. The Public Securities are not and will not be subject to the preemptive rights of any holders of any security of the Company or similar contractual rights granted by the Company. All corporate action required to be taken for the authorization, issuance and sale of the Public Securities has been duly and validly taken.  The Public Securities conform in all material respects to all statements with respect thereto contained in the Registration Statement, the Pricing Prospectus and the Prospectus.

2.12

Registration Rights of Third Parties.  Except as set forth in the Registration Statement, the Pricing Prospectus and the Prospectus, no holders of any securities of the Company or any rights exercisable for or convertible or exchangeable into securities of the Company have the right to require the Company to register any such securities of the Company under the Act or to include any such securities in a registration statement to be filed by the Company.

2.13

Validity and Binding Effect of Agreements.  This Agreement has been duly and validly authorized by the Company, and, when executed and delivered, will constitute, the valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except: (i) as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally; (ii) as enforceability of any indemnification or contribution provision may be limited under the federal and state securities laws; and (iii) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to the equitable defenses and to the discretion of the court before which any proceeding therefore may be brought.

2.14

No Conflicts, etc.  The execution, delivery, and performance by the Company of this Agreement and all ancillary documents, the consummation by the Company of the transactions herein and therein contemplated and the compliance by the Company with the terms hereof and thereof do not and will not, with or without the giving of notice or the lapse of time or both: (i) result in a material breach of, or conflict with any of the terms and provisions of, or constitute a material default under, or result in the creation, modification, termination or imposition of any lien, charge or encumbrance upon any property or assets of the Company pursuant to the terms of any agreement or instrument to which the Company is a party; (ii) result in any violation of the provisions of the certificate of incorporation of the Company (as the same may be amended from time to time, the “Charter”); or (iii) violate any existing applicable law, rule, regulation, judgment, order or decree of any governmental agency or court, domestic or foreign, having jurisdiction over the Company or any of its properties or business constituted as of the date hereof.

6

2.15

Company; Organization and Qualification. The Company has been duly incorporated and is validly existing and in good standing under the laws of the State of Nevada with all requisite corporate power and authority to enter into this Agreement, to issue and deliver the Public Securities as provided herein and to conduct its business as now conducted and as proposed to be conducted as disclosed in the Registration Statement, the Pricing Prospectus and the Prospectus.  The Company is qualified to do business and is in good standing in each jurisdiction in which its ownership or lease of property or the conduct of business requires such qualification, except where the failure to qualify would not have a material adverse effect on the assets, business or operations of the Company. The Company is not in violation of any provision of its Charter.

2.16

Conduct of Business.  Except as described in the Registration Statement, the Pricing Prospectus and the Prospectus, the Company has all necessary authorizations, approvals, orders, licenses, certificates and permits of and from all governmental regulatory officials and bodies that it needs as of the date hereof to conduct its business purpose as described in the Registration Statement, the Pricing Prospectus and the Prospectus, except where the failure to so possess such authorizations, approvals, orders, licenses, certificates and permits would not, individually or in the aggregate, result in a material adverse effect on the assets, business or operations of the Company.  The disclosures in the Registration Statement, the Pricing Prospectus and the Prospectus concerning the effects of Federal, state, local and foreign regulation on this Offering and the Company’s business purpose as currently contemplated are correct in all material respects.

2.17

Consents.  Except as disclosed in the Registration Statement, Pricing Prospect and Prospectus, no consent, authorization or order of, and no filing with, any court, government agency or other body is required for the valid issuance, sale and delivery of the Public Securities and the consummation of the transactions and agreements contemplated by this Agreement and as contemplated by the Registration Statement, the Pricing Prospectus and the Prospectus, except with respect to applicable Federal and state securities laws and the rules and regulations of FINRA.

2.18

D&O Questionnaires.  To the Company’s knowledge, all information contained in the questionnaires (the “Questionnaires”) completed by each of the Company’s directors and officers immediately prior to the Offering (the “Insiders”) is true and correct in all respects and the Company has not become aware of any information which would cause the information disclosed in the Questionnaires completed by each Insider to become inaccurate and incorrect.

2.19

Litigation; Governmental Proceedings.  There is no action, suit, proceeding, inquiry, arbitration, investigation, litigation or governmental proceeding pending or, to the Company’s knowledge, threatened against, or involving the Company or, to the Company’s knowledge, any executive officer or director which has not been disclosed in the Registration Statement, the Pricing Prospectus and the Prospectus.

2.20

Stop Orders.  The Commission has not issued any order preventing or suspending the use of any Preliminary Prospectus or Prospectus or any part thereof.

2.21

Transactions Affecting Disclosure to FINRA.

2.21.1.

Finder’s Fees.  Except as described in the Registration Statement, the Pricing Prospectus and the Prospectus, and as otherwise detailed in questionnaires provided to the Placement Agent, there are no claims, payments, arrangements, agreements or understandings relating to the payment of a finder’s, consulting or origination fee by the Company or any Insider with respect to the sale of the Public Securities hereunder or any other arrangements, agreements or understandings of the

7

Company or, to the Company’s knowledge, any of its shareholders that may affect the Placement Agent’s compensation, as determined by FINRA.

2.21.2.

Payments Within Twelve Months.  Except as described in the Registration Statement, the Pricing Prospectus and the Prospectus, the Company has not made any direct or indirect payments (in cash, securities or otherwise) to: (i) any person, as a finder’s fee, consulting fee or otherwise, in consideration of such person raising capital for the Company or introducing to the Company persons who raised or provided capital to the Company; (ii) to any FINRA member; or (iii) to any person or entity that has any direct or indirect affiliation or association with any FINRA member, within the twelve months prior to the Effective Date, other than payment to the Placement Agent as provided hereunder in connection with the Offering.

2.21.3.

Use of Proceeds.  None of the net proceeds of the Offering will be paid by the Company to any participating FINRA member or its affiliates, except as specifically authorized herein.

2.21.4.

FINRA Affiliation.  Officers, directors and beneficial owners of the Company’s unregistered securities do have direct and/or indirect affiliation or association with a FINRA member (as determined in accordance with the rules and regulations of FINRA). The Company will advise the Placement Agent if it learns that these officers, directors or owners of at least 5% of the Company’s outstanding common stock (or securities convertible into common stock) is no longer an affiliate or associated person of a FINRA member participating in the Offering.

2.22

Foreign Corrupt Practices Act.  Neither the Company nor any director, officer or employee of the Company or any of its Subsidiaries nor, to the Company’s knowledge, any agent or representative of the Company or any of its Subsidiaries, has, directly or indirectly, given or agreed to give any money, gift or similar benefit (other than legal price concessions to customers in the ordinary course of business) to any customer, supplier, employee or agent of a customer or supplier, or official or employee of any governmental agency or instrumentality of any government (domestic or foreign) or any political party or candidate for office (domestic or foreign) or other person who was, is, or may be in a position to help or hinder the business of the Company (or assist it in connection with any actual or proposed transaction) that (i) might subject the Company to any damage or penalty in any civil, criminal or governmental litigation or proceeding, (ii) if not given in the past, might have had a material adverse effect on the assets, business or operations of the Company as reflected in any of the financial statements contained in the Registration Statement, the Pricing Prospectus and the Prospectus or (iii) if not continued in the future, might adversely affect the assets, business, operations or prospects of the Company. The Company has taken reasonable steps to ensure that its accounting controls and procedures are sufficient to cause the Company to comply in all material respects with the Foreign Corrupt Practices Act of 1977, as amended.

2.23

OFAC.  Neither the Company nor any of its subsidiaries nor, to the knowledge of the Company, after due inquiry, any director, officer, agent, employee, affiliate or person acting on behalf of the Company or any of its subsidiaries is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”).  None of the issue and sale of the Public Securities, the execution, delivery and performance of the Placement Agent Agreement, the consummation of any transaction contemplated hereby, or the provision of services with respect to the Offering or the facilitation of any of the foregoing will result in (i) the provision of any funds or services, directly or indirectly, unless authorized under applicable law, to (a) the government of or any person or entity in or organized under the laws of, or owned or controlled by, the government of or a person in or organized under the laws of Cuba, Iran, North Korea, Sudan or Syria, (b) any person, entity or vessel on the List of Specially Designated Nationals and Blocked Persons published by OFAC or (c) any government, person or entity that is otherwise the subject of any sanctions administered by OFAC or the

8

European Union or its members (collectively “EU”) or (ii) a violation by any person (including, without limitation, the Placement Agents and purchasers of the Public Securities) of any economic sanctions administered by OFAC or the EU.

2.24

Officers’ Certificate.  Any certificate signed by any duly authorized officer of the Company and delivered to you shall be deemed a representation and warranty by the Company to the Placement Agent as to the matters covered thereby.

2.25

Intentionally omitted.

2.26

Subsidiaries.  Exhibit 21 to the Company’s most recent Annual Report on Form 10-K sets forth the ownership of all Subsidiaries.  All direct and indirect Subsidiaries of the Company are duly organized and in good standing under the laws of the place of organization or incorporation, and each such Subsidiary is in good standing in each jurisdiction in which its ownership or lease of property or the conduct of business requires such qualification, except where the failure to qualify would not have a material adverse effect on the assets, business or operations of the Company taken as a whole.  The Company’s ownership and control of each Subsidiary is as described in the Registration Statement, the Pricing Prospectus and the Prospectus.

2.27

Related Party Transactions.  Except as disclosed in the Registration Statement, the Pricing Prospectus and the Prospectus, there are no business relationships or related party transactions involving the Company or any other person required to be described in the Registration Statement, the Pricing Prospectus and the Prospectus that have not been described as required.

2.28

Board of Directors.  The Board of Directors of the Company is comprised of the persons set forth under the heading of the Registration Statement, the Pricing Prospectus and the Prospectus captioned “Management.”  The qualifications of the persons serving as board members and the overall composition of the board comply with the Sarbanes-Oxley Act of 2002 and the rules promulgated thereunder applicable to the Company.

2.29

Sarbanes-Oxley Compliance.

2.29.1.

Disclosure Controls.  The Company has developed and currently maintains disclosure controls and procedures that comply with Rule 13a-15 or 15d-15 of the Exchange Act, and such controls and procedures are effective to ensure that all material information concerning the Company will be made known on a timely basis to the individuals responsible for the preparation of the Company’s Exchange Act filings and other public disclosure documents.

2.29.2.

Compliance.  The Company is, and on the Effective Date will be, in material compliance with the provisions of the Sarbanes-Oxley Act of 2002 applicable to it, and has implemented or will implement such programs and has taken reasonable steps to ensure the Company’s future compliance (not later than the relevant statutory and regulatory deadlines therefore) with all the material provisions of the Sarbanes-Oxley Act of 2002.

2.30

No Investment Company Status.  The Company is not and, after giving effect to the Offering and sale of the Units and the Options, if any, and the application of the proceeds thereof as described in the Registration Statement, the Pricing Prospectus and the Prospectus, will not be, an “investment company” as defined in the Investment Company Act of 1940, as amended.

2.31

No Labor Disputes.  No labor dispute with the employees of the Company or any of its Subsidiaries exists or, to the knowledge of the Company, is imminent.

9

2.32

Intellectual Property.  The Company and each of its Subsidiaries owns or possesses or has valid right to use all patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights, licenses, inventions, trade secrets and similar rights (“Intellectual Property”) necessary for the conduct of the business of the Company and its Subsidiaries as currently carried on and as described in the Registration Statement, the Pricing Prospectus and the Prospectus.  To the knowledge of the Company, no action or use by the Company or any of its Subsidiaries will involve or give rise to any infringement of, or license or similar fees for, any Intellectual Property of others.  Neither the Company nor any of its Subsidiaries has received any notice alleging any such infringement or fee.

2.33

Taxes.  The Company and each of its Subsidiaries have filed (or have duly requested extension(s) of) all federal, state, local and foreign tax returns which have been required to be filed and have paid all taxes indicated by such returns and all assessments received by them or any of them to the extent that such taxes have become due and payable, except as disclosed in writing to the Placement Agent.  The provisions for taxes payable, if any, shown on the financial statements filed with or as part of the Registration Statement are sufficient for all accrued and unpaid taxes, whether or not disputed, and for all periods to and including the dates of such consolidated financial statements.  Except as disclosed in writing to the Placement Agent, (i) no issues have been raised (and are currently pending) by any taxing authority in connection with any of the returns or taxes asserted as due from the Company or its Subsidiaries, and (ii) no waivers of statutes of limitation with respect to the returns or collection of taxes have been given by or requested from the Company or its Subsidiaries.  The term “taxes” mean all Federal, state, local, foreign, and other net income, gross income, gross receipts, sales, use, ad valorem, transfer, franchise, profits, license, lease, service, service use, withholding, payroll, employment, excise, severance, stamp, occupation, premium, property, windfall profits, customs, duties or other taxes, fees, assessments, or charges of any kind whatever, together with any interest and any penalties, additions to tax, or additional amounts with respect thereto.  The term “returns” means all returns, declarations, reports, statements, and other documents required to be filed in respect to taxes.

2.34

Environmental Matters.  The Company and its Subsidiaries and their respective properties, assets and operations are in compliance with, and the Company and each of its subsidiaries hold all permits, authorizations and approvals required under, Environmental Laws (as defined below).  Except as disclosed in the Registration Statement, the Pricing Prospectus and the Prospectus, there are no past, present or, to the Company’s knowledge, reasonably anticipated future events, conditions, circumstances, activities, practices, actions, omissions or plans that could reasonably be expected to give rise to any material costs or liabilities to the Company or any subsidiary under, or to interfere with or prevent compliance by the Company or any subsidiary with, Environmental Laws.  Neither the Company nor any of its subsidiaries (i) to the Company’s knowledge, is the subject of any investigation, (ii) has received any notice or claim, (iii) is a party to or affected by any pending or, to the Company’s knowledge, threatened action, suit or proceeding, (iv) is bound by any judgment, decree or order or (v) has entered into any material agreement, in each case relating to any alleged violation of any Environmental Law or any actual or alleged release or threatened release or cleanup at any location of any Hazardous Materials (as defined below) (as used herein, “Environmental Law” means any federal, state, local or foreign law, statute, ordinance, rule, regulation, order, decree, judgment, injunction, permit, license, authorization or other binding requirement, or common law, relating to health, safety or the protection, cleanup or restoration of the environment or natural resources, including those relating to the distribution, processing, generation, treatment, storage, disposal, transportation, other handling or release or threatened release of Hazardous Materials, and “Hazardous Materials” means any material (including, without limitation, pollutants, contaminants, hazardous or toxic substances or wastes) that is regulated by or may give rise to liability under any Environmental Law).

10

2.35

Safety and Quality Matters.  The Company and its Subsidiaries are in compliance with and hold all permits, authorizations and approvals required under Safety Law (as defined below).  Except as disclosed in the Registration Statement, the Pricing Prospectus and the Prospectus, there are no past, present or, to the Company’s knowledge, reasonably anticipated future events, conditions, circumstances, activities, practices, actions, omissions or plans that could reasonably be expected to give rise to any material costs or liabilities to the Company or any subsidiary under, or to interfere with or prevent compliance by the Company or any subsidiary with, Safety Laws.  Neither the Company nor any of its subsidiaries (i) to the Company’s knowledge, is the subject of any investigation, (ii) has received any notice or claim, (iii) is a party to or affected by any pending or, to the Company’s knowledge, threatened action, suit or proceeding, (iv) is bound by any judgment, decree or order or (v) has entered into any material agreement, in each case relating to any alleged violation of any Safety Law.  As used herein, “Safety Law” means any federal, state, local or foreign law, statute, ordinance, rule, regulation, order, decree, judgment, injunction, permit, license, authorization or other binding requirement, or common law, relating to food safety and quality, including during the growing, packing, storage, handling or transportation phases.

2.36

Property.  Except as disclosed in the Registration Statement, the Pricing Prospectus and the Prospectus or as would not materially and adversely affect the value of such property, the Company and each of its subsidiaries have good and marketable title to all personal property described in the Registration Statement, the Pricing Prospectus and the Prospectus, as being owned by any of them, free and clear of all liens, claims, security interests or other encumbrances.  All the property described in the Registration Statement, the Pricing Prospectus and the Prospectus as being held under land use right certificates by the Company or any subsidiary is held thereby under valid, subsisting and enforceable land use rights certificates, free and clear of all liens, claims, security interests or other encumbrances.

2.37

Ineligible Issuer.  As of the time of filing of the Registration Statement, the Company was not, and the Company on the date of this Agreement is not, an “ineligible issuer” as defined in Rule 405 under the Act.

2.38

Smaller Reporting Company.  As of the time of filing of the Registration Statement, the Company was a “smaller reporting company,” as defined in Rule 12b-2 of the Exchange Act.

2.39

Industry Data.  The statistical and market-related data included in each of the Registration Statement, the Pricing Prospectus and the Prospectus are based on or derived from sources that the Company reasonably and in good faith believes are reliable and accurate or represent the Company’s good faith estimates that are made on the basis of data derived from such sources.

3.

Representations and Warranties of the Placement Agent. The Placement Agent hereby represents and warrants to the Company that:

3.1

The Placement Agent is a member, in good standing, of FINRA and is duly registered as a broker-dealer under the Exchange Act, and under the laws of any states in which the offering contemplated hereby is conducted, and there are no orders issued or, to the knowledge of the Placement Agent, proposed to be issued against the Placement Agent by FINRA or any state or other regulatory authority having jurisdiction over the Placement Agent that would prevent it from conducting the Offering contemplated hereby.

3.2

This Agreement has been duly and validly authorized by the Placement Agent, and, when executed and delivered, will constitute, the valid and binding agreement of the Placement Agent, enforceable against you in accordance with its terms, except: (i) as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally; (ii) as

11

enforceability of any indemnification or contribution provision may be limited under the federal and state securities laws; and (iii) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to the equitable defenses and to the discretion of the court before which any proceeding therefore may be brought.

3.3

Compliance with Laws.  The Placement Agent has complied with all applicable laws, rules and regulations in connection with the offering contemplated hereby, including without limitation, Rule 10b-9 and Rule 15c2-4 under the Exchange Act.  In that regard, all checks from investors shall only be made payable to, and delivered directly to, the Escrow account. Any investor checks delivered directly to the Placement Agent shall be delivered to the Escrow Agent within 24 hours of its receipt by the Placement Agent.

4.

Covenants of the Company.  The Company covenants and agrees as follows:

4.1

Amendments to Registration Statement.  The Company will deliver to the Placement Agent, prior to filing, any amendment or supplement to the Registration Statement or Prospectus proposed to be filed after the Effective Date and not file any such amendment or supplement to which the Placement Agent shall reasonably object in writing.

4.2

Federal Securities Laws.

4.2.1.

Compliance.  The Company will use its best efforts to comply with all requirements imposed upon it by the Act, the Regulations and the Exchange Act and by the regulations under the Exchange Act, as from time to time in force, so far as necessary to permit the continuance of sales of or dealings in the Public Securities in accordance with the provisions hereof and the Prospectus. If at any time when a Prospectus relating to the Public Securities is required to be delivered under the Act, any event shall have occurred as a result of which, in the opinion of counsel for the Company or counsel for the Placement Agent, the Prospectus, as then amended or supplemented, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend the Prospectus to comply with the Act, the Company will notify the Placement Agent promptly and prepare and file with the Commission, subject to Section 3.1 hereof, an appropriate amendment or supplement in accordance with Section 10 of the Act.

4.2.2.

Filing of Final Prospectus.  The Company will file the Prospectus (in form and substance satisfactory to the Placement Agent) with the Commission pursuant to the requirements of Rule 424 of the Regulations.

4.2.3.

Exchange Act Registration.  For a period of three years from the Effective Date, the Company will use its best efforts to maintain the registration of the Units. The Company will not deregister the Units under the Exchange Act without the prior written consent of the Placement Agent.

4.2.4.

Free Writing Prospectuses.  The Company represents and agrees that it has not made and will not make any offer relating to the Public Securities that would constitute an Issuer Free Writing Prospectus, without the prior consent of the Placement Agent. Any such Issuer Free Writing Prospectus consented to by the Placement Agent is hereinafter referred to as a “Permitted Free Writing Prospectus.” The Company represents that it will treat each Permitted Free Writing Prospectus as an “issuer free writing prospectus” as defined in Rule 433, and has complied and will comply with the applicable requirements of Rule 433 of the Act, including timely Commission filing where required, legending and record keeping.

12

4.3

Delivery to the Placement Agent of Prospectuses.  The Company will deliver to the Placement Agent, without charge, from time to time during the period when the Prospectus is required to be delivered under the Act or the Exchange Act such number of copies of each Prospectus as the Placement Agent may reasonably request and, as soon as the Registration Statement or any amendment or supplement thereto becomes effective, deliver to you one original executed Registration Statements including exhibits, and all post-effective amendments thereto, including exhibits.

4.4

Effectiveness and Events Requiring Notice to the Placement Agent.  The Company will use its best efforts to cause the Registration Statement to remain effective with a current prospectus for at least nine (9) months from the Applicable Time and will notify the Placement Agent immediately and confirm the notice in writing: (i) of the effectiveness of the Registration Statement and any amendment thereto; (ii) of the issuance by the Commission of any stop order or of the initiation, or the threatening, of any proceeding for that purpose; (iii) of the issuance by any state securities commission of any proceedings for the suspension of the qualification of the Public Securities for offering or sale in any jurisdiction or of the initiation, or the threatening, of any proceeding for that purpose; (iv) of the mailing and delivery to the Commission for filing of any amendment or supplement to the Registration Statement or Prospectus; (v) of the receipt of any comments or request for any additional information from the Commission; and (vi) of the happening of any event during the period described in this Section 3.4 hereof that, in the judgment of the Company, makes any statement of a material fact made in the Registration Statement, the Pricing Prospectus and the Prospectus untrue or that requires the making of any changes in the Registration Statement, the Pricing Prospectus and the Prospectus in order to make the statements therein, in light of the circumstances under which they were made, not misleading. If the Commission or any state securities commission shall enter a stop order or suspend such qualification at any time, the Company will make every reasonable effort to obtain promptly the lifting of such order.

4.5

Review of Financial Statements.  For a period of three (3) years from the Effective Date, the Company, at its expense, shall cause its regularly engaged independent certified public accountants to review (but not audit) the Company’s financial statements for each of the first three fiscal quarters prior to the announcement of quarterly financial information.

4.6

Intentionally omitted.

4.7

Reports to the Placement Agent. For a period of three (3) years from the Effective Date, the Company will use its best efforts to file with the Commission periodic and special reports as required by the Exchange Act and will also promptly furnish to the Placement Agent such additional documents and information with respect to the Company and the affairs of any future Subsidiaries of the Company as the Placement Agent may from time to time reasonably request; provided the Placement Agent shall sign, if requested by the Company, a Regulation FD compliant confidentiality agreement which is reasonably acceptable to the Placement Agent in connection with the Placement Agent’s receipt of such information.

4.7.1.

Transfer Sheets.  For a period of three (3) years from the Effective Date, the Company shall retain a transfer and registrar agent acceptable to the Placement Agent (the “Transfer Agent”) and will furnish to the Placement Agent at the Company’s sole cost and expense such transfer sheets of the Company’s securities as the Placement Agent may reasonably request, including the daily and monthly consolidated transfer sheets of the Transfer Agent and DTC. Island Stock Transfer is acceptable to the Placement Agent to act as Transfer Agent for the Public Securities.

4.8

Payment of Expenses.

4.8.1.

General Expenses Related to the Offering.  The Company hereby agrees to pay at each of the Closing Time to the extent not paid at the Closing Time, all expenses incident to the

13

performance of the obligations of the Company under this Agreement, including, but not limited to: (a) all filing fees and communication expenses relating to the registration of the Public Securities to be sold in the Offering with the Commission; (b) all Public Offering System filing fees associated with the review of the Offering by FINRA; (c) all fees, expenses and disbursements relating to the registration or qualification of such Public Securities under the “blue sky” securities laws of such states and other jurisdictions as the Placement Agent may reasonably designate (including, without limitation, all filing and registration fees, and the reasonable fees and disbursements of “blue sky” counsel); (c) all fees, expenses and disbursements relating to the registration, qualification or exemption of such Public Securities under the securities laws of such foreign jurisdictions as the Placement Agent may reasonably designate; (e) the costs of all mailing and printing of the underwriting documents (including, without limitation, the Placement Agent Agreement, any Blue Sky Surveys and, if appropriate, any Selected Dealers’ Agreement), Registration Statements, Prospectuses and all amendments, supplements and exhibits thereto and as many preliminary and final Prospectuses as the Placement Agent may reasonably deem necessary; (f) the costs and expenses of the public relations firm; (g) the costs of preparing, printing and delivering certificates representing the Public Securities; (h) the fees and expenses of the transfer agent for the Public Securities; (i) all stock transfer and/or stamp taxes, if any, payable upon the transfer of securities from the Company to the Placement Agent; (j) the fees and expenses of the Company’s accountants; (k) the costs associated with CD forms of the public offering materials; (l) the fees and expenses of the Company’s legal counsel and other agents and representatives; (m) the Placement Agent’s reasonable travel and out-of-pocket expenses as incurred in connection with its services up to an aggregate amount of $45,000, provided that travel expenses and other expenses in excess of $5,000 must be pre-approved by the Company via email; and (n) reasonable fees and disbursements of counsel(s).

4.9

Application of Net Proceeds.  The Company will apply the net proceeds from the Offering received by it in a manner consistent with the application described under the caption “Use Of Proceeds” in the Registration Statement, the Pricing Prospectus and the Prospectus.

4.10

Delivery of Earnings Statements to Security Holders.  The Company will make generally available to its security holders as soon as practicable, but not later than the first day of the fifteenth (15th) full calendar month following the Effective Date, an earnings statement (which need not be certified by independent public or independent certified public accountants unless required by the Act or the Regulations, but which shall satisfy the provisions of Rule 158(a) under Section 11(a) of the Act) covering a period of at least twelve (12) consecutive months beginning after the Effective Date.

4.11

Stabilization.  Neither the Company, nor, to its knowledge, any of its employees, directors or shareholders has taken or will take, directly or indirectly, any action designed to or that has constituted or that might reasonably be expected to cause or result in, under the Exchange Act or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Units.

4.12

Internal Controls.  The Company will maintain a system of internal accounting controls sufficient to provide reasonable assurances that: (i) transactions are executed in accordance with management’s general or specific authorization; (ii) transactions are recorded as necessary in order to permit preparation of financial statements in accordance with GAAP and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

4.13

Accountants.  As of the Effective Date, the Company shall retain independent public accountants reasonably acceptable to the Placement Agent, and the Company shall continue to retain a nationally recognized independent certified public accounting firm for a period of at least three (3) years

14

after the Effective Date.  The Placement Agent acknowledges that Green & Company CPA is acceptable to the Placement Agent.

4.14

FINRA.  The Company shall advise the Placement Agent (who shall make an appropriate filing with FINRA) if it is aware that any 5% or greater shareholder of the Company becomes an affiliate or associated person of an FINRA member participating in the distribution of the Public Securities.

4.15

No Fiduciary Duties.  The Company acknowledges and agrees that the Placement Agent’s responsibility to the Company is solely contractual in nature and that none of the Placement Agent or its affiliates or any selling agent shall be deemed to be acting in a fiduciary capacity, or otherwise owes any fiduciary duty to the Company or any of its affiliates in connection with the Offering and the other transactions contemplated by this Agreement.

4.16

Lock Up.

4.16.1.

The Company, on behalf of itself and any successor entity, has agreed that, without the prior written consent of the Placement Agent, it will not, for a period of one hundred eighty (180) days from the effective date of the Registration Statement (the “Lock-Up Period”), (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any shares of capital stock of the Company or any securities convertible into or exercisable or exchangeable for shares of capital stock of the Company; (ii) file or caused to be filed any registration statement with the Commission relating to the offering of any shares of capital stock of the Company or any securities convertible into or exercisable or exchangeable for shares of capital stock of the Company or (iii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of capital stock of the Company, whether any such transaction described in clause (i), (ii) or (iii) above is to be settled by delivery of shares of capital stock of the Company or such other securities, in cash or otherwise.

The restrictions contained in this paragraph 4.16.1 shall not apply to (i) the Public Securities to be sold hereunder, (ii) the issuance by the Company of common stock upon the exercise of an option or warrant or the conversion of a security outstanding on the date hereof and disclosed in the Registration Statement, the Pricing Prospectus and the Prospectus as outstanding or (iii) the issuance by the Company of an option or shares of capital stock of the Company under any stock compensation plan of the Company disclosed in the Registration Statement, the Pricing Prospectus and the Prospectus, or upon approval of the Company’s board of directors, to any officer, director, employee or consultant of the Company as compensation for services.

4.16.2.

Notwithstanding the foregoing, if (i) the Company issues an earnings release, or material news or a material event relating to the Company occurs, during the last 17 days of the Lock-Up Period, or (ii) prior to the expiration of the Lock-Up Period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the Lock-Up Period, the restrictions imposed by paragraph 4.16.1 shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event, unless the Placement Agent waives such extension.

5.

Covenants of the Placement Agent.  The Placement Agent covenants and agrees as follows:

5.1

Information Provided.  You have not provided and will not provide to the purchasers of Units any written or oral information regarding the business of the Company, including any

15

representations regarding the Company’s financial condition or financial prospects, other than such information as is contained in the Registration Statement, Pricing Prospectus or Prospectus.

5.2

Prospectus Supplement. Until the Closing Time, if any event affecting the Registration Statement, Pricing Prospectus or Prospectus, the Company or the Placement Agent shall occur, which in the opinion of counsel to the Company, should be set forth in a supplement to the Prospectus, you agree to distribute each supplement of the Prospectus to each person who has previously received a copy of the Registration Statement, Pricing Prospectus or Prospectus from you and you further agree to include such supplement in all future deliveries of the Registration Statement, Pricing Prospectus or Prospectus. You agree that following notice from the Company that a supplement to the Prospectus is necessary, you will cease further efforts to sell the Units until such supplement is prepared and delivered to you.

5.3

Compliance with Laws.  The Placement Agent will comply with all applicable laws, rules and regulations in connection with the offering contemplated hereby, including without limitation, Rule 10b-9 and Rule 15c2-4 under the Exchange Act.  In that regard, all checks from investors shall only be made payable to, and delivered directly to, the Escrow account. Any investor checks delivered directly to the Placement Agent shall be delivered to the Escrow Agent within 24 hours of its receipt by the Placement Agent.

6.

Conditions of Placement Agent’s Obligations.  The obligations of the Placement Agent hereunder are subject to (i) the continuing accuracy of the representations and warranties of the Company as of the date hereof and as of each of the Closing Time; (ii) the accuracy of the statements of officers of the Company made pursuant to the provisions hereof; (iii) the performance by the Company of its obligations hereunder and (iv) the following conditions:

6.1

Regulatory Matters.

6.1.1.

Effectiveness of Registration Statement.  The Registration Statement shall have become effective not later than 5:00 P.M., Eastern time, on the date of this Agreement or such later date and time as shall be consented to in writing by you, and, at each Closing Time, no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or shall be pending or contemplated by the Commission and any request on the part of the Commission for additional information shall have been complied with to the reasonable satisfaction of the Placement Agent.

6.1.2.

FINRA Clearance.  By the Effective Date, the Placement Agent shall have received clearance from FINRA as to the amount of compensation allowable or payable to the Placement Agent as described in the Registration Statement.

6.1.3.

Free Writing Prospectuses.  The Placement Agent covenants with the Company that the Placement Agent will not use, authorize the use of, refer to, or participate in the planning for the use of a “free writing prospectus” as defined in Rule 405 under the Act, which term includes use of any written information furnished by the Commission to the Company and not incorporated by reference into the Registration Statement, without the prior written consent of the Company. Any such free writing prospectus consented to by the Company is hereinafter referred to as an “Placement Agent Free Writing Prospectus.”

6.2

Legal Opinion Matters.

6.2.1.

Closing Time Opinion of U.S. Securities Counsel.  At the Closing Time, the Placement Agent shall have received the written opinion of Szaferman, Lakind, Blumstein & Blader, PC,

16

U.S. securities counsel to the Company addressed to the Placement Agent, in form and substance reasonably satisfactory to the Placement Agent.

6.2.2.

Reliance. In rendering such opinions, such counsel may rely: (i) as to matters involving the application of laws other than the laws of the United States and jurisdictions in which they are admitted, to the extent such counsel deems proper and to the extent specified in such opinion, if at all, upon an opinion or opinions (in form and substance reasonably satisfactory to the Placement Agent) of other counsel reasonably acceptable to the Placement Agent, familiar with the applicable laws; and (ii) as to matters of fact, to the extent they deem proper, on certificates or other written statements of officers of the Company and officers of departments of various jurisdiction having custody of documents respecting the corporate existence or good standing of the Company. The opinions and any opinion relied upon shall include a statement to the effect that it may be relied upon by counsel for the Placement Agent in its opinion delivered to the Placement Agent.

6.3

Cold Comfort Letter.  At the time this Agreement is executed, and at each of the Closing Time you shall have received a cold comfort letter, addressed to the Placement Agent and in form and substance satisfactory in all respects to you and to Green & Company CPA dated, respectively, as of the date of this Agreement and as of the Closing Time.

6.4

Officer’s Certificates.

6.4.1.

Officer’s Certificate.  At each of the Closing Time the Placement Agent shall have received a certificate of the Company signed by the Chief Executive Officer of the Company, dated as of the Closing Time respectively, to the effect that the Company has performed all covenants and complied with all conditions required by this Agreement to be performed or complied with by the Company prior to and as of each Closing Time as the case may be, and that the conditions set forth in Section 4.5 hereof have been satisfied as of such date and that, as of each Closing Time the representations and warranties of the Company set forth in Section 2 hereof are true and correct. In addition, the Placement Agent will have received such other and further certificates of officers of the Company as the Placement Agent may reasonably request.

6.4.2.

Secretary’s Certificate.  At each Closing Time the Placement Agent shall have received a certificate of the Company signed by the Secretary or Assistant Secretary of the Company, dated the Closing Time respectively, certifying: (i) that the Charter is true and complete, has not been modified and is in full force and effect; (ii) that the resolutions of the Company’s Board of Directors relating to the public offering contemplated by this Agreement are in full force and effect and have not been modified; (iii) as to the accuracy and completeness of all correspondence between the Company or its counsel and the Commission; and (iv) as to the incumbency of the officers of the Company. The documents referred to in such certificate shall be attached to such certificate.

6.5

No Material Changes.  Prior to and on each Closing Time: (i) there shall have been no material adverse change or development involving a prospective material adverse change in the condition or prospects or the business activities, financial or otherwise, of the Company from the latest dates as of which such condition is set forth in the Registration Statement, the Pricing Prospectus and the Prospectus; (ii) no action suit or proceeding, at law or in equity, shall have been pending or threatened against the Company or any Insider before or by any court or Federal or state commission, board or other administrative agency wherein an unfavorable decision, ruling or finding may materially adversely affect the business, operations, prospects or financial condition or income of the Company, except as set forth in the Registration Statement, the Pricing Prospectus and the Prospectus; (iii) no stop order shall have been issued under the Act and no proceedings therefore shall have been initiated or threatened by the Commission; and (iv) the Registration Statement, the Pricing Prospectus and the Prospectus and any

17

amendments or supplements thereto shall contain all material statements which are required to be stated therein in accordance with the Act and the Regulations and shall conform in all material respects to the requirements of the Act and the Regulations, and neither the Registration Statement nor the Pricing Prospectus nor the Prospectus nor any amendment or supplement thereto shall contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

6.6

Delivery of Agreements.

6.6.1.

Effective Date Deliveries.  On the Effective Date, the Company shall have delivered to the Placement Agent executed copies of this Agreement.

7.

Indemnification.

7.1

Indemnification of the Placement Agent.

7.1.1.

General.  Subject to the conditions set forth below, the Company agrees to indemnify and hold harmless the Placement Agent, and each Selected Dealer and each of their respective directors, officers and employees and each person, if any, who controls the Placement Agent (each a “Controlling Person”) within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, against any and all loss, liability, claim, damage and expense whatsoever (including but not limited to any and all legal or other expenses reasonably incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, whether arising out of any action between the Placement Agent and the Company or between the Placement Agent and any third party or otherwise) to which they or any of them may become subject under the Act, the Exchange Act or any other statute or at common law or otherwise or under the laws of foreign countries, arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in (i) any Registration Statement, Pricing Prospectus, Prospectus or Issuer Free Writing Prospectus (as from time to time each may be amended and supplemented); (ii) any materials or information provided to investors by, or with the approval of, the Company in connection with the marketing of the offering of the Public Securities, including any “road show” or investor presentations made to investors by the Company (whether in person or electronically); or (iii) any application or other document or written communication (in this Section 5, collectively called “application”) executed by the Company or based upon written information furnished by the Company in any jurisdiction in order to qualify the Public Securities under the securities laws thereof or filed with the Commission, any state securities commission or agency or any securities exchange; or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, unless such statement or omission was made in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Placement Agent expressly for use in any Registration Statement, Pricing Prospectus or Prospectus, or any amendment or supplement thereof, or in any application, as the case may be. The Company agrees promptly to notify the Placement Agent of the commencement of any litigation or proceedings against the Company or any of its officers, directors or Controlling Persons in connection with the issue and sale of the Public Securities or in connection with the Registration Statement, the Pricing Prospectus or the Prospectus.

7.1.2.

Procedure.  If any action is brought against the Placement Agent, a Selected Dealer or a Controlling Person in respect of which indemnity may be sought against the Company pursuant to Section 5.1.1, the Placement Agent, such Selected Dealer or Controlling Person, as the case may be, shall promptly notify the Company in writing of the institution of such action and the Company shall assume the defense of such action, including the employment and fees of counsel (subject to the reasonable approval of the Placement Agent or such Selected Dealer or Controlling Person, as the case

18

may be) and payment of actual expenses. The Placement Agent, such Selected Dealer or Controlling Person shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of the Placement Agent, such Selected Dealer or Controlling Person unless (i) the employment of such counsel at the expense of the Company shall have been authorized in writing by the Company in connection with the defense of such action, or (ii) the Company shall not have employed counsel to have charge of the defense of such action, or (iii) such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to those available to the Company (in which case the Company shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events the reasonable fees and expenses of not more than one additional firm of attorneys selected by the Placement Agent (in addition to local counsel), Selected Dealer and/or Controlling Person shall be borne by the Company. Notwithstanding anything to the contrary contained herein, if any Placement Agent, Selected Dealer or Controlling Person shall assume the defense of such action as provided above, the Company shall have the right to approve the terms of any settlement of such action which approval shall not be unreasonably withheld.

7.2

Indemnification of the Company.  The Placement Agent agrees to indemnify and hold harmless the Company, its directors, officers and employees and agents who control the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act against any and all loss, liability, claim, damage and expense described in the foregoing indemnity from the Company to the Placement Agent, as incurred, but only with respect to (i) untrue statements or omissions, or alleged untrue statements or omissions made in any Registration Statement, Pricing Prospectus or Prospectus or any amendment or supplement thereto or in any application, in reliance upon, and in strict conformity with, written information furnished to the Company by or on behalf of the Placement Agent expressly for use in such Registration Statement, Pricing Prospectus or Prospectus or any amendment or supplement thereto or in any such application or (ii) by reason of improper selling practices (including failure to comply with, or a violation of, any law or regulation by the Placement Agent). In case any action shall be brought against the Company or any other person so indemnified based on any Registration Statement, Pricing Prospectus or Prospectus or any amendment or supplement thereto or any application, and in respect of which indemnity may be sought against the Placement Agent, the Placement Agent shall have the rights and duties given to the Company, and the Company and each other person so indemnified shall have the rights and duties given to the Placement Agent by the provisions of Section 5.1.2.

7.3

Contribution.

7.3.1.

Contribution Rights.  In order to provide for just and equitable contribution under the Act in any case in which (i) any person entitled to indemnification under this Section 5 makes claim for indemnification pursuant hereto but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 5 provides for indemnification in such case, or (ii) contribution under the Act, the Exchange Act or otherwise may be required on the part of any such person in circumstances for which indemnification is provided under this Section 5, then, and in each such case, the Company and the Placement Agent shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by said indemnity agreement incurred by the Company and the Placement Agent, as incurred; provided, that, no person guilty of a fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Notwithstanding the provisions of this Section 5.3.1, the Placement Agent shall not be required to contribute any amount in excess of the amount by which the total price at which the Public Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that the Placement Agent has otherwise been required to pay in respect of such losses,

19

liabilities, claims, damages and expenses. For purposes of this Section, each director, officer and employee of the Placement Agent or the Company, as applicable, and each person, if any, who controls the Placement Agent or the Company, as applicable, within the meaning of Section 15 of the Act shall have the same rights to contribution as the Placement Agent or the Company, as applicable.

7.3.2.

Contribution Procedure.  Within ten (10) days after receipt by any party to this Agreement (or its representative) of notice of the commencement of any action, suit or proceeding, such party will, if a claim for contribution in respect thereof is to be made against another party (“contributing party”), notify the contributing party of the commencement thereof, but the failure to so notify the contributing party will not relieve it from any liability which it may have to any other party other than for contribution hereunder. In case any such action, suit or proceeding is brought against any party, and such party notifies a contributing party or its representative of the commencement thereof within the aforesaid ten (10) days, the contributing party will be entitled to participate therein with the notifying party and any other contributing party similarly notified. Any such contributing party shall not be liable to any party seeking contribution on account of any settlement of any claim, action or proceeding affected by such party seeking contribution on account of any settlement of any claim, action or proceeding affected by such party seeking contribution without the written consent of such contributing party. The contribution provisions contained in this Section 5.3.2 are intended to supersede, to the extent permitted by law, any right to contribution under the Act, the Exchange Act or otherwise available.  Each Placement Agent’s obligations to contribute pursuant to this Section 5.3 are several and not joint.

8.

Additional Covenants.

8.1

Board Composition and Board Designations.  The Company shall ensure that: (i) the qualifications of the persons serving as board members and the overall composition of the board comply with the Sarbanes-Oxley Act of 2002 or any other national securities exchange or national securities association, as the case may be, in the event the Company seeks to have its common stock listed on an exchange, and (ii) if applicable, at least one member of the board of directors qualifies as a “financial expert” as such term is defined under the Sarbanes-Oxley Act of 2002 and the rules promulgated thereunder.

8.2

Prohibition on Press Releases and Public Announcements.  The Company will not issue press releases or engage in any other publicity, without the Placement Agent’s prior written consent, for a period ending at 5:00 P.M., Eastern Time, on the first (1st) business day following the fortieth (40th) day following the Closing Time, other than normal and customary releases issued in the ordinary course of the Company’s business.

9.

Effective Date of this Agreement and Termination Thereof.

9.1

Effective Date.  This Agreement shall become effective when both the Company and the Placement Agent have executed the same and delivered counterparts of such signatures to the other party.

9.2

Termination.  You shall have the right to terminate this Agreement at any time prior to the Closing Time (i) if any domestic or international event or act or occurrence has materially disrupted, or in your opinion will in the immediate future materially disrupt, general securities markets in the United States; or (ii) if trading on the OTCQB shall have been suspended or materially limited, or minimum or maximum prices for trading shall have been fixed, or maximum ranges for prices for securities shall have been required by FINRA or by order of the Commission or any other government authority having jurisdiction, or (iii) if the United States shall have become involved in a new war or an increase in major hostilities, or (iv) if a banking moratorium has been declared by a New York State or Federal authority, or (v) if a moratorium on foreign exchange trading has been declared which materially adversely impacts the

20

United States securities markets, or (vi) if the Company shall have sustained a material loss by fire, flood, accident, hurricane, earthquake, theft, sabotage or other calamity or malicious act which, whether or not such loss shall have been insured, will, in your opinion, make it inadvisable to proceed with the delivery of the Units or Options, or (vii) if the Company is in material breach of any of its representations, warranties or covenants hereunder, or (viii) if the Placement Agent shall have become aware after the date hereof of such a material adverse change in the conditions or prospects of the Company, or such adverse material change in general market conditions as in the Placement Agent’s judgment would make it impracticable to proceed with the offering, sale and/or delivery of the Public Securities or to enforce contracts made by the Placement Agent for the sale of the Public Securities.

9.3

Expenses.  In the event that this Agreement shall not be carried out for any reason whatsoever other than a breach of Placement Agent’s obligations hereunder, within the time specified herein or any extensions thereof pursuant to the terms herein, and subject to Section 3.09 hereof, the Company shall be obligated to pay to the Placement Agent its actual and accountable out of pocket expenses related to the transactions contemplated herein then due and payable; provided, however, that such expense reimbursement in no way limits or impairs the indemnification and contribution provisions of this Agreement.

9.4

Indemnification.  Notwithstanding any contrary provision contained in this Agreement, any election hereunder or any termination of this Agreement, and whether or not this Agreement is otherwise carried out, the provisions of Section 5 shall not be in any way effected by, such election or termination or failure to carry out the terms of this Agreement or any part hereof.

10.

Miscellaneous.

10.1

Notices.  All communications hereunder, except as herein otherwise specifically provided, shall be in writing and shall be mailed (registered or certified mail, return receipt requested), personally delivered or sent by facsimile transmission and confirmed and shall be deemed given when so delivered or faxed and confirmed or if mailed, upon return of the receipt or confirmation by the recipient of receipt.

If to the Placement Agent:

GVC Capital LLC

Attn:  Vicki D.E. Barone

5350 S. Roslyn Street, Suite 400

Greenwood Village, CO 80111

Phone: (303) 694-0862

If to the Company:

Endurance Exploration Group, Inc.

Attn: Micah Eldred

15500 Roosevelt Blvd. #303

Clearwater, FL  33760

Phone :  727-533-5555

Fax: 727-289-0069

Copy to:

21

John O’Leary, Esq.

Szaferman, Lakind, Blumstein & Blader, PC

101 Grovers Mill Road, Suite 200

Lawrenceville, NJ 08648

Phone: 609-275-0400

Fax: 609-275-4511

10.2

Headings.  The headings contained herein are for the sole purpose of convenience of reference, and shall not in any way limit or affect the meaning or interpretation of any of the terms or provisions of this Agreement.

10.3

Amendment.  This Agreement may only be amended by a written instrument executed by each of the parties hereto.

10.4

Entire Agreement.  This Agreement (together with the other agreements and documents being delivered pursuant to or in connection with this Agreement) constitutes the entire agreement of the parties hereto with respect to the subject matter hereof and thereof, and supersedes all prior agreements and understandings of the parties, oral and written, with respect to the subject matter hereof.

10.5

Binding Effect.  This Agreement shall inure solely to the benefit of and shall be binding upon the Placement Agent, the Company and the Controlling Persons, directors and officers referred to in Section 5 hereof, and their respective successors, legal representatives and assigns, and no other person shall have or be construed to have any legal or equitable right, remedy or claim under or in respect of or by virtue of this Agreement or any provisions herein contained. The term “successors and assigns” shall not include a purchaser, in its capacity as such, of securities from the Company.

10.6

Governing Law.  This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Colorado, without giving effect to conflict of laws principles thereof. The Company hereby agrees that any action, proceeding or claim against it arising out of, or relating in any way to this Agreement shall be brought and enforced in the Colorado Supreme Court and irrevocably submits to such jurisdiction, which jurisdiction shall be exclusive. The Company hereby waives any objection to such exclusive jurisdiction and that such courts represent an inconvenient forum. Any such process or summons to be served upon the Company may be served by transmitting a copy thereof by registered or certified mail, return receipt requested, postage prepaid, addressed to it at the address set forth in Section 9.1 hereof. Such mailing shall be deemed personal service and shall be legal and binding upon the Company in any action, proceeding or claim. The Company agrees that the prevailing party(ies) in any such action shall be entitled to recover from the other party(ies) all of its reasonable attorneys’ fees and expenses relating to such action or proceeding and/or incurred in connection with the preparation therefore.

10.7

Execution in Counterparts.  This Agreement may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement, and shall become effective when one or more counterparts has been signed by each of the parties hereto and delivered to each of the other parties hereto. Delivery of a signed counterpart of this Agreement by facsimile or email/pdf transmission shall constitute valid and sufficient delivery thereof.

10.8

Waiver, etc.  The failure of any of the parties hereto to at any time enforce any of the provisions of this Agreement shall not be deemed or construed to be a waiver of any such provision, nor to in any way effect the validity of this Agreement or any provision hereof or the right of any of the parties hereto to thereafter enforce each and every provision of this Agreement. No waiver of any breach,

22

non-compliance or non-fulfillment of any of the provisions of this Agreement shall be effective unless set forth in a written instrument executed by the party or parties against whom or which enforcement of such waiver is sought; and no waiver of any such breach, non-compliance or non-fulfillment shall be construed or deemed to be a waiver of any other or subsequent breach, non-compliance or non-fulfillment.

[SIGNATURE PAGE FOLLOWS]

23

If the foregoing correctly sets forth the understanding between the Placement Agent and the Company, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement between us.

.

Very truly yours,

“______________________________________________”

By:

Name:

Title:

Accepted on the date first above written.

ENDURANCE EXPLORATION GROUP, INC

By:

Name: Micah Eldred

Title: CEO

SCHEDULE I

Free Writing Prospectus